UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2016

Graco Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-9249	41-0285640
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

88-11th Avenue Northeast Minneapolis, Minnesota	55413
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 623-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule-425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 9, 2016, the Board of Directors of the Company approved an amendment to the Company’s Restated Articles of Incorporation that changed the Company’s registered address in Minnesota from 100 South 5th Street, Suite 1075, Minneapolis, Minnesota 55402 to 1010 Dale Street N, St. Paul, Minnesota 55117. The amendment became effective on December 9, 2016. A copy of the Company’s Restated Articles of Incorporation is filed as Exhibit 3.1 hereto and is incorporated by reference in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
3.1 Restated Articles of Incorporation, as amended December 9, 2016.

EXHIBIT INDEX

Exhibit	Description
3.1	Restated Articles of Incorporation, as amended December 9, 2016.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRACO INC.

Date:	December 9, 2016	By:	/s/ Karen Park Gallivan
Karen Park Gallivan
Its: Vice President, General Counsel and Secretary